                                                                    EXHIBIT 10.3


                                                                  EXECUTION COPY
                                                                  --------------

                         REGISTRATION RIGHTS AGREEMENT

    AGREEMENT, made as of the 30/th/ day of March, 2000, by and among MIND C.T.I. Ltd., an Israeli corporation (the "Company"), those persons set forth on
Schedule 1 as Investors (each an "Investor" and collectively the "Investors"),
----------
and those persons set forth on Schedule 2 as Principal Shareholders (each, a
                               ----------
"Principal Shareholder" and collectively, the "Principal Shareholders").

    WHEREAS, the Investors are acquiring an aggregate of 111,111 Series A Convertible Preferred Shares, par value NIS 0.01 per share, of the Company (the "Series A Preferred Shares") and 27,778 Series B Convertible Preferred Shares, par value NIS 0.01 per share, of the Company (the "Series B Preferred Shares"), pursuant to the terms of a Share Purchase Agreement dated as of the date hereof among the Company, the Investors, and certain other parties named therein (the "Purchase Agreement"); and

    WHEREAS, it is a condition to the obligations of the Investors under the Purchase Agreement that this Agreement be executed by the parties hereto in order to provide the Investors with certain registration rights, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

    1.  Certain Definitions.  As used in this Agreement, the following terms
        -------------------
shall have the following respective meanings:

    "Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "Holder" means the person who is then the record owner of Registrable Securities which have not been sold to the public.

    "Initiating Holders" means any Investor and its assignees.

    "Registrable Securities" means (i) all Ordinary Shares, par value NIS 0.01 per share, of the Company (the "Common Stock"), now owned or hereafter acquired by any Investor, (ii) all shares of Common Stock now owned or hereafter acquired by the Principal Shareholders, (iii) all shares of Common Stock issued or issuable with respect to securities of the Company convertible into or exercisable for shares of Common Stock now owned or hereafter acquired by any Investor, and (iv) any Common Stock issued in respect of the shares described in clauses (i), (ii) and (iii) upon any stock split, stock dividend, recapitalization or other similar event.

    The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

    "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 2, 3 or 5 hereof, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue-sky fees and expenses, fees of transfer agents and registrars, reasonable fees and disbursements of one counsel for all the selling Holders, and the expense of any special audits incident to or required by any such registration.

    "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

    2.  Requested Registrations
        -----------------------

        (a) Subject to Section 2(c), if the Company shall receive from one or more Initiating Holders a written request that the Company effect the registration of Registrable Securities representing at least twenty-five percent (25%) of the Registrable Securities held by or issuable to all the Investors and their assigns (or, after the Company has effected a public offering of its Common Stock, any lesser percentage if the reasonably anticipated aggregate price to the public of the Registrable Securities to be included in such registration would exceed $2,000,000), in connection with a firm commitment underwriting, the Company will:

             (i) promptly give written notice of the proposed registration to all other Holders; and

             (ii) as soon as practicable, use all commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company. If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation or cut-back shall be imposed as follows: first, there shall be excluded shares of the Principal
                     -----
         Shareholders who requested inclusion of Registrable Securities in such registration pursuant to Section 3 hereof, pro rata on the basis of the
                                                    --- ----
         shares

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         requested to be included by each; provided, however, that until October
         6, 2001, any such exclusion of Registrable Securities of Monica Eisinger, Lior Salanksy and ADC Teledata Communications Ltd. ("ADC") shall be affected such that ADC shall be entitled to include
         Registrable Securities such that ADC shall be entitled to participate in any such registration at twice the rate of Monica Eisinger and Lior Salansky (by way of example, exclusions of Registrable Securities could occur such that Monica Eisinger and Lior Salansky would be entitled to include 10% of the Registrable Securities held by them and ADC would be entitled to include 20% of the Registrable Securities held by it), provided, further, that in no event, shall any such adjustment as between Monica Eisinger, Lior Salanksy and ADC entitle any of the same to any inclusion not otherwise permitted hereunder or which would result in exclusion of any other Registrable Securities not otherwise provided hereunder; and next, there shall be excluded shares of the
                                 ----
         Investors who requested inclusion of Registrable Securities in such registration, pro rata on the basis of the shares requested to be
                       --- ----
         included by each. The Investors may initiate two (2) registrations pursuant to this Section 2(a). No registration initiated by the Initiating Holders hereunder shall count as a registration under this
         Section 2(a) unless and until it shall have been declared effective (an "Effective Registration") and the Initiating Holders shall have sold all of the Registrable Securities included by them in such registration, unless such registration is withdrawn at the request of the Initiating Holders and such request is not due to an adverse change in the business or financial condition of the Company.

         (b) The underwriter of any underwriting requested under this Section 2 shall be selected by the Holders holding a majority of the Registrable Securities to be included therein; provided that such underwriter must be reasonably acceptable to the Company.

         (c) Notwithstanding anything to the contrary contained herein, the Company shall not be required to register any securities pursuant to Section 2(a) hereof during the 180 days following the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Initiating Holders have been entitled to join pursuant to
Section 3 or Section 5 hereof and in which there shall have been effectively registered all shares of Registrable Shares as to which registration shall have been requested.

    3.    "Piggy Back" Registrations.
           -------------------------

      (a) If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights (subject to the provisions of Section 2), other than a registration relating solely to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or pursuant to Form S-4, the Company will:

          (i) Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security

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

         holder proposes to register and, if known, the name of the proposed underwriter); and

           (ii) Use its best efforts to include in such registration all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after the date of delivery of the written notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among such Holders who requested inclusions of
                 --- ----
         Registrable Securities in such registration according to the number of Registrable Securities then held by such Holders; provided, however, that until October 6, 2001, any such exclusion of Registrable Securities of Monica Eisinger, Lior Salanksy and ADC shall be affected such that ADC shall be entitled to include Registrable Securities such that ADC shall be entitled to participate in any such registration at twice the rate of Monica Eisinger and Lior Salansky (by way of example, exclusions of Registrable Securities could occur such that Monica Eisinger and Lior Salansky would be entitled to include 10% of the Registrable Securities held by them and ADC would be entitled to include 20% of the Registrable Securities held by it), provided, further, that in no event, shall any such adjustment as between Monica Eisinger, Lior Salanksy and ADC entitle any of the same to any inclusion not otherwise permitted hereunder or which would result in exclusion of any other Registrable Securities not otherwise provided hereunder.

         (b) The Company shall select the underwriter for an offering made pursuant to this Section 3; provided that such underwriter must be reasonably
                            --------
acceptable to the Holders of a majority of the Registrable Securities being registered in such offering.

     4.  Expenses of Registration.  All Registration Expenses incurred in
         ------------------------
connection with any registration, qualification or compliance pursuant to
Section 2, 3, or 5 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the
                                                   --- ----
number of their shares so registered.

     5.  Registration on Form S-3.  The Company shall use its best efforts to
         ------------------------
qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.
After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Investors and ADC Teledata Communications Ltd. shall have the right to request registrations on Form S-3 (such requests

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shall be in writing and shall state the number of shares of Registrable
Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders).

     6.  Registration Procedures.  In the case of each registration effected by
         -----------------------
the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

         (a) Keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

         (b) Use its best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

         (c) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

         (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holder and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

         (e) To the extent then permitted under applicable professional guidelines and standards, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

         (f) Permit the counsel to the selling Holders whose expenses are being paid pursuant to Section 4 hereof to inspect and copy such corporate documents as he may reasonably request.

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     7.  Indemnification.
         ---------------

         (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by it or him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each person controlling the Company, each underwriter and each person who controls any such underwriter, each Holder and each person controlling such Holder, and their respective directors, officers, partners, persons, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of his securities.

          (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 7 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof).
The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and
(ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

          (d) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 or 3 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 or 3 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

     8.   Information by Holder.  Each Holder of Registrable Securities included
          ---------------------
in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

     9.   Limitations on Registration Rights.  From and after the date of this
          ----------------------------------
Agreement, the Company shall not, without the prior written consent of the Investors, enter into any agreement with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder
(a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company.

     10.  Exception to Registration.  The Company shall not be required to
          -------------------------
effect a registration under this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 10 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Act. Notwithstanding the foregoing, in no event shall the provisions of this Section 10 be construed to preclude a Holder of Registrable Securities from exercising rights under Section 3 for a period of three years after the effective date of the Company's initial registration of shares under the Act.

     11.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as a Holder owns any restricted securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

     12.  Listing Application.  If shares of any class of stock of the Company
          -------------------
shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Investor and any Principal Shareholder.

     13.  Damages.  The Company recognizes and agrees that the Holder of
          -------
Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

     14.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Investors as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency or government by which the Company or any of its properties or assets is bound, the Articles of Association or By-laws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     15.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

          (b) If requested in writing by the underwriters, and approved by the Company's Board of Directors, for the initial underwritten public offering of securities of the Company, each holder of Registrable Securities who is a party to this Agreement shall agree not to sell publicly any shares of Common Stock (other than shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all other persons selling
                           --------  -------
shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed to similar restrictions with respect to their Common Stock. If requested in writing by the underwriters, and approved by the Company's Board of Directors, upon the consummation of an underwritten public offering of securities of the Company within eighteen (18) months after the initial underwritten public offering, each holder of Registrable Securities who is a party to this Agreement shall agree not to sell publicly any shares of Common Stock (other than shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period equal to the lesser of (i) 90 days following the effective date of the registration statement relating to such offering; or (ii) the period of time that all executive officers and directors of the Company shall have agreed to such restrictions with respect to their Common Stock; provided that such restrictions apply only to the first underwritten public offering consummated by the Company following the initial underwritten public offering.

          (c) All notices, requests, consents and other communications hereunder shall be in writing and shall be (i) mailed by certified or registered mail, return receipt requested, postage prepaid (ii) sent by hand delivery,
(iii) sent by facsimile, or (iv) sent by overnight courier addressed as follows:

          If to the Company, any Principal Shareholder or any Investor, at the address of such party set forth on Schedule I hereto or the most recent address as is shown on the stock records of the Company; and

          If to any subsequent Holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such Holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder of Registrable Securities) or to the Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Israel.

          (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Investors holding at least 51% of the outstanding Registrable Securities held by the Investors; provided that any such action that adversely affects the rights of the Principal Shareholders must similarly affect the rights of the Investors, and provided, further that any such action which adversely affects the rights of ADC shall require the consent of ADC.

          (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                              * * * * * * * * * *

                         REGISTRATION RIGHTS AGREEMENT

                          Counterpart Signature Page
                          --------------------------

     IN WITNESS WHEREOF, this Agreement has been executed as an instrument under SEAL as of the date and year first above written.

                                    COMPANY:

                                    MIND C.T.I. LTD.

                                        /s/ Monica Eisinger
                                    By: ____________________________
                                        Name: Monica Eisinger
                                        Title: President


                                    INVESTORS:
                                    Summit Ventures V, L.P.

                                    By: Summit Partners V, L.P.,
                                        Its General Partner

                                    By: Summit Partners, LLC
                                        Its General Partner

                                        /s/ Kevin Mohan
                                    By: ____________________________
                                        Member


                                    Summit V Companion Fund, L.P.

                                    By: Summit Partners V, L.P.,
                                        Its General Partner

                                    By: Summit Partners, LLC
                                        Its General Partner

                                        /s/ Kevin Mohan
                                    By: ____________________________
                                        Member

                         REGISTRATION RIGHTS AGREEMENT

                          Counterpart Signature Page


                                    Summit V Advisors Fund, L.P.

                                    By:  Summit Partners, LLC
                                         Its General Partner


                                         /s/ Kevin Mohan
                                    By:  ___________________________
                                         Member


                                    Summit V Advisors Fund (QP), L.P.

                                    By:  Summit Partners, LLC
                                         Its General Partner


                                         /s/ Kevin Mohan
                                    By:  ___________________________
                                         Member


                                    Summit Investors III, L.P.


                                         /s/ Kevin Mohan
                                    By:  ___________________________
                                         General Partner

                                    Oscar Gruss & Son Incorporated


                                         /s/ Michael Shaoul
                                    By:  ___________________________
                                    Name: Michael Shaoul
                                    Title: Executive Vice President

                         REGISTRATION RIGHTS AGREEMENT

                          Counterpart Signature Page
                          --------------------------


                                    PRINCIPAL SHAREHOLDERS:

                                    /s/ Monica Eisinger
                                    ___________________________________
                                    Monica Eisinger, individually


                                    /s/ Lior Salansky
                                    ___________________________________
                                    Lior Salansky, individually


                                    ADC Teledata Communications Ltd.


                                        /s/ Ilan Melamed
                                    By: _______________________________
                                        Name: Ilan Melamed
                                        Title: Chief Executive Officer

SCHEDULE I
----------

Name and Address
----------------

Company
-------

MIND C.T.I. Ltd.
POB 144
Industrial Park
Yokne'am Elit, 20692 Israel
Attention: President

Investors
---------

Summit Ventures V, L.P.
Summit V Companion Fund, L.P.
Summit V Advisors Fund, L.P.
Summit V Advisors Fund (QP), L.P.
Summit Investors III, L.P.
c/o Summit Partners
600 Atlantic Avenue, Suite 2800
Boston, MA 02210-2227
Attn: Kevin Mohan

Oscar Gruss & Son Incorporated
30 Kalisher Street
Tel Aviv, Israel 65257
Attention: Jed Arkin

Principal Shareholders
----------------------

Monica Eisinger
Mitzpe Ho'shaya
Israel

Lior Salansky
19 Snir Street
Yokne'am Elit, 20692 Israel

ADC Teledata Communications Ltd.
c/o ADC Telecommunications, Inc.
12501 Whitewater Drive
Minnetonka, MN 55343
Attention: General Counsel